Contingencies	9 Months Ended
Sep. 30, 2023
Contingencies [Abstract]
Contingencies

Note 13. Contingencies

Legal proceedings

Litigation with Nano Dimension regarding Stratasys’ Rights Plan and Nano Dimension’s tender offer

On April 25, 2023, the Company was named as a defendant in an action filed by Nano in the Tel-Aviv District Court in which Nano sought declaratory relief declaring that Stratasys’ shareholder rights plan is both illegal and void, and also requested a court order enjoining the Company and its directors from intervening with, or hindering in any way, a tender offer that Nano at the time intended to launch to acquire Stratasys ordinary shares.

On June 8, 2023, in its statement of defense, the Company rejected all of Nano’s claims, stating, among other things, that there was a substantial change of circumstance since Nano’s action was filed due to Stratasys’ entry into the Desktop Metal Merger Agreement on May 25, 2023 and the launch of Nano’s tender offer on May 25, 2023. The Company argued that its rights plan is legal under Israeli law, and that due to the many flaws and unlawful conditions of Nano’s tender offer and Nano’s conduct and circumstances, The Company’s board was obligated to get involved and protect the Company and its shareholders. The Company also submitted a counterclaim to the court, seeking an order restraining Nano from completing its tender offer until certain conditions were to be fulfilled.

On July 18, 2023, in the context of an interim procedural decision, the Israeli court took the opportunity to express its preliminary view on the legality of shareholder rights plans for Israeli companies. The court indicated that it is inclined to view rights plans as permissible under Israeli law; that the adoption of a rights plan by a board should be viewed “with suspicion”; and that the board would bear the burden of proving certain matters related to the adoption of such a plan.

After Nano’s tender offer expired on July 31, 2023, the Tel-Aviv District Court decided that the litigation should be put on hold. On October 10, 2023, the court issued an order instructing the parties to inform the court by October 24, 2023 whether they consent to the dismissal of the claim and counter-claim, with no order for costs. This deadline has been postponed until November 15, 2023.On November 15, 2023, Nano informed the court that it requests to resume the proceedings.

Litigation with Nano Dimension regarding Stratasys board election

In a separate action, on July 13, 2023, Nano filed a motion in an Israeli court requesting that the court order, among other things, that (i) the Company correct the agenda sent out to its shareholders in advance of an annual general shareholder meeting scheduled for August 8, 2023, so that the agenda would include Nano’s individual director nominees for the Company’s board, and (ii) the Company issue a new proxy statement and proxy card for the annual general shareholder meeting.

On July 28, 2023, Nano issued a press release in which it announced that it intends to withdraw its nominees for the Company’s board, which Nano reiterated in a press release that it issued on August 1, 2023.

On September 26, 2023, at the parties’ request, the court dismissed the proceedings, without prejudice.
Ordinary course litigation
In addition to the foregoing litigations, the Company is also a party to various legal proceedings from time to time, the outcome of which, in the opinion of management, will not have a significant effect on the financial position, profitability or cash flows of the Company.